EXHIBIT 99.1

Westamerica Bancorporation Reports First Quarter 2011 Earnings

SAN RAFAEL, Calif., April 19, 2011 (GLOBE NEWSWIRE) -- Westamerica Bancorporation (Nasdaq:WABC), parent company of Westamerica Bank, today reported net income for the first quarter of 2011 of $22.4 million and diluted earnings per common share ("EPS") of $0.77. First quarter 2011 results include expenses related to the integration of the former Sonoma Valley Bank of $393 thousand after tax, equivalent to $0.01 EPS. First quarter 2011 results compare to net income for the first quarter of 2010 of $23.6 million and EPS of $0.80.

"Westamerica remains highly profitable. Our first quarter 2011 net interest margin was 5.35 percent, supported by a relatively low 0.22 percent cost of funding our loan and investment portfolios. Operating expenses remain well contained, declining $200 thousand from the prior quarter. Credit quality improved with nonperforming assets declining $11 million during the first quarter of 2011," said Chairman, President and CEO David Payne. "Westamerica's regulatory capital ratios remain at historically high levels. We are pleased to be delivering a 17 percent return on our shareholders' equity in spite of our robust capital levels," added Payne.

Net interest income on a fully taxable equivalent basis was $55.0 million for the first quarter of 2011, compared to $56.4 million for the fourth quarter of 2010 and to $57.0 million for the first quarter of 2010. The change in net interest income is due to reductions in the net interest margin. Yields on interest-earning assets have declined due to relatively low interest rates prevailing in the market. Economic conditions and deleveraging by businesses and individuals have reduced loan volumes, placing greater reliance on lower-yielding investment securities. Rates on interest-bearing deposits and borrowings have declined to offset some of the decline in asset yields. The first quarter 2011 net interest margin on a fully taxable equivalent basis was 5.35 percent, compared to 5.39 percent and 5.60 percent for the fourth and first quarters of 2010, respectively.

The provision for loan losses was $2.8 million for the first quarter of 2011, unchanged from the fourth and first quarters of 2010. First quarter 2011 net loan losses totaled $4.1 million, or 0.83 percent (annualized) of average originated loans. Comparable net loan loss rates were 1.03 percent and 0.66 percent, respectively, for the fourth and first quarters of 2010. At March 31, 2011, the $34.3 million reserve for loan losses represented 157% of nonperforming originated loans and 206% of annualized first quarter 2011 net loan losses.

Noninterest income for the first quarter of 2011 totaled $14.7 million, compared to $15.1 million in the prior quarter and $15.5 million in the first quarter 2010. Service charges on deposit accounts were lower in both the first quarter 2011 and fourth quarter 2010 compared to the first quarter 2010 due to new overdraft regulations which were effective July 1, 2010.

Noninterest expense for the first quarter of 2011 totaled $31.3 million, compared to $31.5 million in the prior quarter and $32.0 million in the first quarter 2010. First quarter 2011 results include expenses related to the integration of the former Sonoma Valley Bank of $679 thousand, primarily outsourced data processing and personnel costs.

At March 31, 2011, Westamerica Bancorporation's tangible common equity-to-asset ratio was 8.3 percent, Westamerica Bancorporation's total regulatory capital ratio was 15.8 percent, and Westamerica Bank's total regulatory capital ratio was 15.5 percent. At March 31, 2011, the Company's assets totaled $4.9 billion and loans outstanding totaled $2.8 billion. Westamerica Bancorporation, through its wholly owned subsidiary Westamerica Bank, operates commercial banking and trust offices throughout Northern and Central California.

Westamerica Bancorporation Web Address: www.westamerica.com

FORWARD-LOOKING INFORMATION:

The following appears in accordance with the Private Securities Litigation Reform Act of 1995:

This press release may contain forward-looking statements about the Company, including descriptions of plans or objectives of its management for future operations, products, or services, and forecasts of its revenues, earnings or other measures of economic performance. Forward-looking statements can be identified by the fact that they do not relate strictly to historical or current facts. They often include the words "believe," "expect," "anticipate," "intend," "plan," "estimate," or words of similar meaning, or future or conditional verbs such as "will," "would," "should," "could," or "may."

Forward-looking statements, by their nature, are subject to risks and uncertainties. A number of factors - many of which are beyond the Company's control - could cause actual conditions, events or results to differ significantly from those described in the forward-looking statements. The Company's most recent reports filed with the Securities and Exchange Commission, including the annual report for the year ended December 31, 2010 filed on Form 10-K and quarterly report for the quarter ended September 30, 2010 filed on Form 10-Q, describe some of these factors, including certain credit, market, operational, liquidity and interest rate risks associated with the Company's business and operations. Other factors described in these reports include changes in business and economic conditions, competition, fiscal and monetary policies, disintermediation, legislation including the Dodd Frank Wall Street Reform and Consumer Protection Act of 2010 and the Sarbanes-Oxley Act of 2002, and mergers and acquisitions.

Forward-looking statements speak only as of the date they are made. The Company does not undertake to update forward-looking statements to reflect circumstances or events that occur after the date forward looking statements are made.

The Westamerica Bancorporation logo is available at http://www.globenewswire.com/newsroom/prs/?pkgid=3638

Public Information April 19, 2011
WESTAMERICA BANCORPORATION
FINANCIAL HIGHLIGHTS
March 31, 2011

1. Net Income Summary.
	(dollars in thousands except per-share amounts)
			%
	Q1'11	Q1'10	Change	Q4'10

Net Interest Income (FTE)	$54,993	$57,029	-3.6%	$56,412
Provision for Loan Losses	2,800	2,800	0.0%	2,800
Total Noninterest Income	14,743	15,470	-4.7%	15,143
Noninterest Expense	31,323	32,031	-2.2%	31,513
Income Before Taxes (FTE)	35,613	37,668	-5.5%	37,242
Income Tax Provision (FTE)	13,231	14,092	-6.1%	13,511
Net Income	$22,382	$23,576	-5.1%	$23,731

Average Common Shares Outstanding	29,021	29,228	-0.7%	29,103
Diluted Average Common Shares	29,225	29,596	-1.3%	29,341

Operating Ratios:
Basic Earnings Per Common Share	$0.77	$0.81	-4.9%	$0.82
Diluted Earnings Per Common Share	0.77	0.80	-3.8%	0.81
Return On Assets (a)	1.84%	1.99%		1.87%
Return On Common Equity (a)	16.6%	18.8%		17.5%
Net Interest Margin (FTE) (a)	5.35%	5.60%		5.39%
Efficiency Ratio (FTE)	44.9%	44.2%		44.0%

Dividends Paid Per Common Share	$0.36	$0.36	0.0%	$0.36
Common Dividend Payout Ratio	47%	45%		44%

(FTE) Fully Taxable Equivalent
(a) Annualized

2. Net Interest Income.
	(dollars in thousands)
			%
	Q1'11	Q1'10	Change	Q4'10

Interest and Fee Income (FTE)	$57,296	$60,563	-5.4%	$59,477
Interest Expense	2,303	3,534	-34.8%	3,065
Net Interest Income (FTE)	$54,993	$57,029	-3.6%	$56,412

Average Earning Assets	$4,153,110	$4,111,345	1.0%	$4,164,013
Average Interest--
Bearing Liabilities	2,870,661	2,846,144	0.9%	2,964,999

Yield on Earning Assets (FTE) (a)	5.57%	5.95%		5.68%
Cost of Funds (a)	0.22%	0.35%		0.29%
Net Interest Margin (FTE) (a)	5.35%	5.60%		5.39%
Interest Expense/
Interest-Bearing Liabilities (a)	0.34%	0.50%		0.41%
Net Interest Spread (FTE) (a)	5.23%	5.45%		5.27%

(FTE) Fully Taxable Equivalent
(a) Annualized

3. Loans & Other Earning Assets.
	(average volume, dollars in thousands)
			%
	Q1'11	Q1'10	Change	Q4'10

Total Assets	$4,940,998	$4,812,924	2.7%	$5,032,157
Total Earning Assets	4,153,110	4,111,345	1.0%	4,164,013
Total Loans	2,870,307	2,996,628	-4.2%	2,958,095
Commercial Loans	713,981	796,249	-10.3%	744,830
Commercial RE Loans	1,251,610	1,238,344	1.1%	1,283,836
Consumer Loans	904,716	962,035	-6.0%	929,429
Total Investment Securities	1,282,803	1,114,717	15.1%	1,205,918
Available For Sale (Market)	705,570	403,950	74.7%	601,764
Held To Maturity	577,233	710,767	-18.8%	604,154
Unrealized Gain	12,975	11,183	n/m	13,983

Loans/Deposits	69.4%	75.8%		71.1%

4. Deposits & Other Interest-Bearing Liabilities.
	(average volume, dollars in thousands)
			%
	Q1'11	Q1'10	Change	Q4'10

Total Deposits	$4,138,799	$3,955,299	4.6%	$4,159,497
Noninterest Demand	1,463,075	1,379,797	6.0%	1,468,098
Interest Bearing Transaction	716,111	663,519	7.9%	721,521
Savings	1,077,203	965,490	11.6%	1,063,554
Time greater than $100K	548,238	555,942	-1.4%	556,635
Time less than $100K	334,172	390,551	-14.4%	349,689
Total Short-Term Borrowings	110,848	219,558	-49.5%	181,349
Federal Home Loan Bank Advances	57,771	24,600	n/m	65,868
Long-Term Debt	26,318	26,484	-0.6%	26,383
Shareholders' Equity	545,203	507,406	7.4%	537,204

Demand Deposits/
Total Deposits	35.4%	34.9%		35.3%
Transaction & Savings
Deposits / Total Deposits	78.7%	76.1%		78.2%

5. Interest Yields Earned & Rates Paid.
	(dollars in thousands)
	Q1'11
	Average	Income/	Yield (a) /
	Volume	Expense	Rate

Interest Income Earned
Total Earning Assets (FTE)	$4,153,110	$57,296	5.57%
Total Loans (FTE)	2,870,307	42,233	5.97%
Commercial Loans (FTE)	713,981	10,911	6.20%
Commercial RE Loans	1,251,610	19,929	6.46%
Consumer Loans	904,716	11,393	5.11%
Total Investments (FTE)	1,282,803	15,063	4.70%

Interest Expense Paid
Total Earning Assets	4,153,110	2,303	0.22%
Total Interest-Bearing Liabilities	2,870,661	2,303	0.34%
Total Interest-Bearing Deposits	2,675,724	1,890	0.29%
Interest-Bearing Transaction	716,111	198	0.11%
Savings	1,077,203	473	0.18%
Time less than $100K	334,172	413	0.50%
Time greater than $100K	548,238	806	0.60%
Total Short-Term Borrowings	110,848	62	0.22%
Federal Home Loan Bank Advances	57,771	151	1.05%
Long-Term Debt	26,318	200	3.05%

Net Interest Income and
Margin (FTE)		$54,993	5.35%

	Q1'10
	Average	Income/	Yield (a) /
	Volume	Expense	Rate

Interest Income Earned
Total Earning Assets (FTE)	$4,111,345	$60,563	5.95%
Total Loans (FTE)	2,996,628	45,624	6.17%
Commercial Loans (FTE)	796,249	12,205	6.22%
Commercial RE Loans	1,238,344	20,294	6.65%
Consumer Loans	962,035	13,125	5.53%
Total Investments (FTE)	1,114,717	14,939	5.36%

Interest Expense Paid
Total Earning Assets	4,111,345	3,534	0.35%
Total Interest-Bearing Liabilities	2,846,144	3,534	0.50%
Total Interest-Bearing Deposits	2,575,502	2,488	0.39%
Interest-Bearing Transaction	663,519	217	0.13%
Savings	965,490	739	0.31%
Time less than $100K	390,551	617	0.64%
Time greater than $100K	555,942	915	0.67%
Total Short-Term Borrowings	219,558	537	0.98%
Federal Home Loan Bank Advances	24,600	84	1.37%
Long-Term Debt	26,484	425	6.42%

Net Interest Income and
Margin (FTE)		$57,029	5.60%

(FTE) Fully Taxable Equivalent
(a) Annualized

6. Noninterest Income.
	(dollars in thousands except per-share amounts)
			%
	Q1'11	Q1'10	Change	Q4'10

Service Charges on Deposits	$7,521	$8,742	-14.0%	$7,984
Merchant Credit Card Income	2,171	2,221	-2.2%	2,427
ATM Fees & Interchange	935	891	4.9%	931
Debit Card Fees	1,201	1,174	2.4%	1,210
Financial Services Commissions	29	149	-80.2%	164
Trust Fees	493	381	29.2%	447
Other Income	2,393	1,912	25.1%	1,980
Total Noninterest Income	$14,743	$15,470	-4.7%	$15,143

Total Revenue (FTE)	$69,736	$72,499	-3.8%	$71,555
Noninterest Income/Revenue (FTE)	21.1%	21.3%		21.2%
Service Charges/Avg. Deposits (a)	0.74%	0.90%		0.76%
Total Revenues (FTE) Per Avg. Common Share (a)	$9.75	$10.06	-3.1%	$9.75

(FTE) Fully Taxable Equivalent
(a) Annualized

7. Noninterest Expense.
	(dollars in thousands)
			%
	Q1'11	Q1'10	Change	Q4'10

Salaries & Benefits	$15,075	$15,892	-5.1%	$14,899
Occupancy	4,025	3,777	6.6%	4,073
Equipment	933	1,051	-11.2%	1,091
Outsourced Data Processing	2,456	2,240	9.7%	2,329
Courier	843	907	-7.0%	859
Postage	368	475	-22.5%	289
Telephone	435	389	11.8%	448
Professional Fees	850	663	28.3%	896
Stationery & Supplies	323	350	-8.0%	329
Loan Expense	394	418	-5.6%	391
Operational Losses	248	220	12.6%	213
Amortization of
Identifiable Intangibles	1,548	1,598	-3.1%	1,622
FDIC Insurance Assessment	1,220	1,320	-7.6%	1,320
Other Operating	2,605	2,731	-4.6%	2,754
Total Noninterest Expense	$31,323	$32,031	-2.2%	$31,513

Average Full Time Equivalent Staff	1,001	1,032	-3.0%	1,006

Average Assets per Avg. FTE Staff	$4,936	$4,664	5.8%	$5,002
Revenues (FTE) per Avg. FTE Staff (a)	283	285	-0.7%	282
Noninterest Expense/
Avg. Earning Assets (a)	3.06%	3.16%		3.00%
Noninterest Expense/Revenues (FTE)	44.9%	44.2%		44.0%

(FTE) Fully Taxable Equivalent
(a) Annualized

8. Provision for Loan Losses.
	(dollars in thousands)
			%
	Q1'11	Q1'10	Change	Q4'10

Average Total Loans	$2,870,307	$2,996,628	-4.2%	$2,958,095
Avg. Total Purchased
Covered Loans (1)	674,806	831,161	-18.8%	704,728
Avg. Total Purchased
Non-Covered Loans (2)	193,440	--	n/m	207,450
Avg. Total Originated Loans	2,002,061	2,165,467	-7.5%	2,045,917

Provision for Loan Losses	$2,800	$2,800	0.0%	$2,800
Gross Loan Losses	5,243	4,456	17.7%	6,342
Net Loan Losses	4,115	3,527	16.7%	5,293
Recoveries/Gross Losses	22%	21%		17%
Net Loan Losses/Avg.
Originated Loans (a)	0.83%	0.66%		1.03%
Provision for Loan Losses/
Avg. Originated Loans (a)	0.57%	0.52%		0.54%
Provision for Loan Losses/
Net Loan Losses	68.0%	79.4%		52.9%

(a) Annualized
(1) Covered loans represent purchased loans on which losses are shared with the FDIC per a Loss Sharing Agreement. Covered loans were recorded at estimated fair value at February 6, 2009, the date of purchase.
(2) Purchased non-covered loans represent purchased loans recorded at estimated fair value at August 20, 2010, the date of purchase.

9. Credit Quality.
	(dollars in thousands)
			%
	3/31/11	3/31/10	Change	12/31/10

Nonperforming Originated Loans:
Nonperforming Nonaccrual	$21,222	$20,230	4.9%	$20,845
Performing Nonaccrual	234	57	n/m	23
Total Nonaccrual Loans	21,456	20,287	5.8%	20,868
90+ Days Past Due Accruing Loans	439	746	-41.2%	766
Total	21,895	21,033	4.1%	21,634
Repossessed Loan Collateral	12,057	14,266	-15.5%	11,424
Total Originated
Nonperforming Assets	33,952	35,299	-3.8%	33,058

Nonperforming Purchased Covered Loans(1):
Nonperforming Nonaccrual	26,953	52,431	-48.6%	28,581
Performing Nonaccrual	6,705	25,731	-73.9%	18,564
Total Nonaccrual Loans	33,658	78,162	-56.9%	47,145
90+ Days Past Due Accruing Loans	251	317	-20.8%	355
Total	33,909	78,479	-56.8%	47,500
Repossessed Purchased Covered
Loan Collateral (1)	20,914	22,305	-6.2%	21,791
Total Nonperforming Purchased
Covered Assets (1)	54,823	100,784	-45.6%	69,291

Nonperforming Purchased Non-Covered Loans (2):
Nonperforming Nonaccrual	33,975	--	n/m	29,311
Performing Nonaccrual	7,613	--	n/m	9,852
Total Nonaccrual Loans	41,588	--	n/m	39,163
90+ Days Past Due Accruing Loans	18	--	n/m	1
Total	41,606	--	n/m	39,164
Repossessed Purchased Non-Covered
Loan Collateral (2)	2,556	--	n/m	2,196
Total Nonperforming Purchased
Non-Covered Assets (2)	44,162	--	n/m	41,360

Total Nonperforming Assets	$132,937	$136,083	n/m	$143,709

Total Originated Loans Outstanding	$1,986,976	$2,146,580	-7.4%	$2,029,541
Total Purchased Covered
Loans Outstanding (1)	660,456	809,503	-18.4%	692,972
Total Purchased Non-Covered
Loans Outstanding (2)	187,203	--	n/m	199,571
Total Loans Outstanding	$2,834,635	$2,956,083	-4.1%	$2,922,084

Total Assets	$4,937,429	$4,745,495	4.0%	$4,931,524

Originated Loans:
Allowance for Loan Losses	$34,321	$40,316	-14.9%	$35,636
Allowance/Originated Loans	1.73%	1.88%		1.76%
Nonperforming Originated Loans/
Total Originated Loans	1.10%	0.98%		1.07%
Allowance/Originated
Nonperforming Loans	157%	192%		165%

Purchased Covered Loans (1):
Fair Value Discount on Purchased
Covered Loans	$57,184	$83,325		$61,784
Discount/Purchased Covered
Loans, gross	7.97%	9.33%		8.19%
Nonperforming Purchased Covered Loans/
Total Purchased Covered Loans	5.13%	9.69%		6.85%

Purchased Non-Covered Loans (2):
Fair Value Discount on Purchased
Non-Covered Loans	$28,931	n/m		$32,381
Discount/Purchased Non-Covered	13.39%	n/m		13.96%
Loans, gross
Nonperforming Purchased Non-Covered Loans/
Total Purchased Non-Covered Loans	22.23%	n/m		19.62%

(1) Covered loans and repossessed loan collateral represent purchased assets on which losses are shared with the FDIC per a Loss-Sharing Agreement. Covered assets were recorded at estimated fair value at February 6, 2009, the date of purchase.
(2) Purchased non-covered loans and other real estate owned represent purchased assets recorded at estimated fair value at August 20, 2010, the date of purchase.

10. Capital
	(dollars in thousands, except per-share amounts)
			%
	3/31/11	3/31/10	Change	12/31/10

Shareholders' Equity	550,915	519,131	6.1%	545,287
Tier I Regulatory Capital	416,671	383,568	8.6%	412,463
Total Regulatory Capital	453,627	419,541	8.1%	449,876

Total Assets	4,937,429	4,745,495	4.0%	4,931,524
Risk-Adjusted Assets	2,871,524	2,758,122	4.1%	2,901,802

Shareholders' Equity/
Total Assets	11.16%	10.94%		11.06%
Shareholders' Equity/
Total Loans	19.44%	17.56%		18.66%
Tier I Capital/Total Assets	8.44%	8.08%		8.36%
Tier I Capital/
Risk-Adjusted Assets	14.51%	13.91%		14.21%
Total Capital/
Risk-Adjusted Assets	15.80%	15.21%		15.50%
Tangible Common Equity Ratio	8.28%	7.92%		8.15%
Common Shares Outstanding	28,920	29,206	-1.0%	29,090
Book Value Per Common Share	$19.05	$17.77	7.2%	$18.74
Market Value Per Common Share	$51.37	$57.65	-10.9%	$55.47

Share Repurchase Programs
	(shares in thousands)
			%
	Q1'11	Q1'10	Change	Q4'10

Total Shares Repurchased	239	88	n/m	128
Average Repurchase Price	$50.47	$54.75	-7.8%	$50.35
Net Shares Repurchased	170	2	n/m	28

11. Period-End Balance Sheets.
	(unaudited, dollars in thousands)
			%
	3/31/11	3/31/10	Change	12/31/10
Assets:
Cash and Money Market Assets	$348,499	$253,571	37.4%	$339,185

Investment Securities:
Available For Sale	741,603	414,987	78.7%	671,484
Held to Maturity	591,923	690,585	-14.3%	580,728

Purchased Covered Loans (1)	660,456	809,503	-18.4%	692,972
Purchased Non-Covered Loans (2)	187,203	--	n/m	199,571
Originated Loans	1,986,976	2,146,580	-7.4%	2,029,541
Allowance For Loan Losses	(34,321)	(40,316)	-14.9%	(35,636)
Total Loans, net	2,800,314	2,915,767	-4.0%	2,886,448

Non-Covered Other Real Estate Owned	14,613	14,266	2.4%	13,620
Covered Other Real Estate Owned (1)	20,914	22,305	-6.2%	21,791
Premises and Equipment	35,704	37,423	-4.6%	36,278
Identifiable Intangibles	33,056	34,070	-3.0%	34,604
Goodwill	121,673	121,699	0.0%	121,673
Interest Receivable and Other	229,130	240,822	-4.9%	225,713

Total Assets	$4,937,429	$4,745,495	4.0%	$4,931,524

Liabilities and Shareholders' Equity:
Deposits:
Noninterest Bearing	$1,476,590	$1,376,760	7.3%	$1,454,663
Interest-Bearing Transaction	689,475	653,872	5.4%	718,885
Savings	1,098,018	957,126	14.7%	1,063,837
Time	876,290	907,271	-3.4%	895,576
Total Deposits	4,140,373	3,895,029	6.3%	4,132,961

Short-Term Borrowed Funds	104,359	211,756	-50.7%	107,385
Federal Home Loan Bank Advances	51,490	10,306	n/m	61,698
Debt Financing and Notes	26,108	26,464	-1.3%	26,363
Interest Payable and Other	64,184	82,809	-22.5%	57,830
Total Liabilities	4,386,514	4,226,364	3.8%	4,386,237

Shareholders' Equity:
Common Equity:
Paid-In Capital	381,866	371,982	2.7%	381,609
Accumulated Other
Comprehensive Income	2,526	4,796	n/m	159
Retained Earnings	166,523	142,353	17.0%	163,519
Total Shareholders' Equity	550,915	519,131	6.1%	545,287

Total Liabilities and
Shareholders' Equity	$4,937,429	$4,745,495	4.0%	$4,931,524

(1) Covered loans and repossessed loan collateral represent purchased assets on which losses are shared with the FDIC per a Loss-Sharing Agreement. Covered assets were recorded at estimated fair value at February 6, 2009, the date of purchase.
(2) Purchased non-covered loans represent purchased loans recorded at estimated fair value at August 20, 2010, the date of purchase.

12. Income Statements.
	(unaudited, dollars in thousands except per-share amounts)
			%
	Q1'11	Q1'10	Change	Q4'10
Interest Income:
Loans	$41,363	$44,702	-7.5%	$44,028
Money Market Assets	0	1	n/m	0
Investment Securities:
Available for Sale	5,218	3,895	34.0%	4,657
Held to Maturity	5,913	7,405	-20.2%	6,186
Total Interest Income	52,494	56,003	-6.3%	54,871

Interest Expense:
Transaction Deposits	198	217	-8.8%	233
Savings Deposits	473	739	-36.0%	585
Time Deposits	1,219	1,532	-20.4%	1,184
Short-Term Borrowed Funds	62	537	-88.5%	454
Federal Home Loan Bank Advances	151	84	79.6%	187
Debt Financing and Notes	200	425	-52.8%	422
Total Interest Expense	2,303	3,534	-34.8%	3,065

Net Interest Income	50,191	52,469	-4.3%	51,806

Provision for Loan Losses	2,800	2,800	0.0%	2,800

Noninterest Income:
Service Charges	7,521	8,742	-14.0%	7,984
Merchant Credit Card	2,171	2,221	-2.2%	2,427
ATM Fees & Interchange	935	891	4.9%	931
Debit Card Fees	1,201	1,174	2.4%	1,210
Financial Services Commissions	29	149	-80.2%	164
Trust Fees	493	381	29.2%	447
Other	2,393	1,912	25.1%	1,980
Total Noninterest Income	14,743	15,470	-4.7%	15,143

Noninterest Expense:
Salaries and Benefits	15,075	15,892	-5.1%	14,899
Occupancy	4,025	3,777	6.6%	4,073
Equipment	933	1,051	-11.2%	1,091
Outsourced Data Processing	2,456	2,240	9.7%	2,329
Amortization of Identifiable Intangibles	1,548	1,598	-3.1%	1,622
Courier Service	843	907	-7.0%	859
Professional Fees	850	663	28.3%	896
FDIC Insurance Assessment	1,220	1,320	-7.6%	1,320
Other	4,373	4,583	-4.6%	4,424
Total Noninterest Expense	31,323	32,031	-2.2%	31,513

Income Before Income Taxes	30,811	33,108	-6.9%	32,636
Income Tax Provision	8,429	9,532	-11.6%	8,905
Net Income	$22,382	$23,576	-5.1%	$23,731

Average Common Shares Outstanding	29,021	29,228	-0.7%	29,103
Diluted Common Shares Outstanding	29,225	29,596	-1.3%	29,341

Per Common Share Data:
Basic Earnings	$0.77	$0.81	-4.9%	$0.82
Diluted Earnings	0.77	0.80	-3.8%	0.81
Dividends Paid	0.36	0.36	0.0%	0.36
CONTACT: Westamerica Bancorporation
         Robert A. Thorson - SVP & Chief Financial Officer
         707-863-6840